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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)        FEBRUARY 1, 2001
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                                TRANSMATION, INC.
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               (Exact name of registrant as specified in charter)


OHIO                                  0-3905                 16-0874418
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(State or other jurisdiction          (Commission            (IRS Employer
of incorporation)                     File Number)           Identification No.)


10 VANTAGE POINT DRIVE, ROCHESTER, NEW YORK                  14624
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code (716) 352-7777
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          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     On February 1, 2001, the Registrant issued the following press release:

                   TRANSMATION, INC. APPOINTS PETER J. ADAMSKI
                           AS CHIEF FINANCIAL OFFICER

ROCHESTER, NEW YORK (FEBRUARY 1, 2001) TRANSMATION, INC. (NASDAQ: TRNS) today announced the appointment of Peter J. Adamski as Vice President - Finance and Chief Financial Officer.

Mr. Peter J. Adamski, 47, has over 21 years of finance, operations and mergers and acquisitions expertise with Fortune 500 corporations. He joins Transmation after serving as Vice President of Finance and Administration and Chief Financial Officer for Hahn Automotive Warehouse, Inc., (Nasdaq: HAHN) where he was responsible for the restructuring of the finance organization. Prior to that, he was the Director of Corporate Business Development for Bausch & Lomb, responsible for analyzing and recommending new venture opportunities to senior management and structuring, multi-million dollar equity investments. Mr. Adamski was the Controller of McNeil Specialty Products Company (a division of Johnson & Johnson) where he was responsible for accounting analysis, financial reporting, strategic planning and acquisition analysis and also was a Senior Auditor for Arthur Andersen & Co.

He is a former Trustee of the New Jersey Society of CPA's, a member of the American Institute of CPA's, past Chairperson of the Members in Industry Committee of the NJSCPA and past Co-Chairperson of Johnson & Johnson Tax Council. He holds an MBA from Rutgers University's GSBA Professional Accounting Program, and a BA in Psychology from Rutgers University and is a Certified Public Accountant.

"We are very excited that Peter has joined us", said Robert G. Klimasewski, President and Chief Executive Officer of Transmation, Inc. "Mr. Adamski's financial and operational expertise will provide a balanced perspective to our strategic development, and adds a broad base of financial leadership to our management team."

Mr. Adamski commented, "I am delighted to join Transmation during this exciting time of growth and transformation. I look forward to working with a very talented executive management team and to applying my skills to provide financial direction for growing the Company and improving shareholder value."

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements, which are subject to various risks and uncertainties. The Company's actual results could differ from those anticipated in such forward-looking statements as a result of numerous factors, which may be beyond the Company's control.

Transmation, Inc. is a leading business-to-business distributor, servicer and manufacturer of test, measurement and calibration instrumentation used in industrial markets.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 TRANSMATION, INC.



Dated: February 5, 2001      By: /s/ Robert G. Klimasewski
                                 -----------------------------------------------
                                 Robert G. Klimasewski
                                 President & Chief Executive Officer